Third Avenue Value Fund

Supplement dated October 15, 2015
to Prospectus dated March 1, 2015

Effective October 15, 2015, the following information supplements the Funds’ Prospectus dated March 1, 2015:

Update of named Portfolio Managers of the Third Avenue Value Fund

The following information supplements information on page 5 of the Prospectus under the heading “Portfolio Management.”

Effective October 15, 2015, the existing list of Portfolio Managers will be updated with the following:

Robert L. Rewey, III, CFA, Lead Portfolio Manager since 2014.

Victor Cunningham, Portfolio Manager since 2013.

Yang Lie, Portfolio Manager since 2013.